Geovic Mining Engages Standard Chartered Bank as
Financial Advisor to the Nkamouna Cobalt Project

December 16, 2009 – Denver, CO - Geovic Mining Corp. (“Geovic” or “the Company”, TSX:GMC, OTC.BB:GVCM) is pleased to announce it has engaged Standard Chartered Bank of London, UK, as its Advisor in connection with the further development and financing of the Nkamouna Cobalt-Nickel-Manganese project in Cameroon, Africa.

As discussed in Geovic’s December 9th, 2009 press release, a Feasibility Study Update (FSU) is expected to be completed in mid-2010, at which point Geovic Cameroon plc, Geovic’s 60.5% -controlled subsidiary that owns the Project, intends to seek financing to facilitate the commencement of plant construction later in 2010.

Standard Chartered Bank has agreed to advise Geovic in evaluating conventional debt/equity financing alternatives, as well as help it review and negotiate alternative options (such as strategic partnerships and joint ventures) should such opportunities arise.

John E. (“Jack”) Sherborne, President and CEO of Geovic Mining, states “The Company continues to move aggressively toward its goal of commencing construction at Nkamouna in the second half of 2010. Standard Chartered Bank has a strong track record in mining finance, yielding confidence that the Project will advance as planned.”

About Standard Chartered

Standard Chartered PLC, listed on both the London and Hong Kong Stock Exchanges, ranks among the top 25 companies in the FTSE-100 by market capitalization. The London-headquartered Group has operated for over 150 years in some of the world's most dynamic markets, particularly Asia, Africa, and the Middle East. Its income and profits have more than doubled over the last few years, primarily as a result of organic growth supplemented by acquisitions. For more information, please visit www.standardchartered.com.

About Geovic

Geovic is a U.S.-based corporation whose principal asset is 60% ownership of a significant cobalt-nickel-manganese deposit in the Republic of Cameroon, Africa. Additional Company initiatives and Project information may be found on the websites www.geovicenergy.com, www.sedar.com, and www.sec.gov. For more information, please go to www.geovic.net or contact:

Andrew C. Hoffman, CFA		San Diego Torrey Hills Capital		Vanguard Shareholder Solutions
V.P., Investor Relations		Direct	(858) 456-7300	Direct (604) 608-0824
Geovic Mining Corp.		info@torreyhillscapital.com		Toll-Free (866) 801-0779
Direct	(720) 350-4130			ir@vanguardsolutions.ca
Toll-Free	(888) 350-4130
ahoffman@geovic.net

On behalf of the Board John E. Sherborne, CEO and Director

Cautionary Note Regarding Forward Looking Statements

Statements contained in this press release that are not historical facts are forward-looking statements (within the meaning of Canadian securities legislation) that involve risks and uncertainties. Forward-looking statements include, but are not limited to, statements with respect to the timing of completion of the FSU and the expected commencement of plant construction in the second half of 2010. In certain cases, forward-looking statements can be identified by the use of words such as “proposes”, “expects”, “is expected”, “scheduled”, “estimated”, “intends”, or variations of such words and phrases or state that certain actions, events or results “will” occur. Forward-looking statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and other factors include, among others,; actual results of current exploration activities; conclusions of economic evaluations; changes in project parameters as plans continue to be refined; future prices of metals; possible variations in ore reserves, grades, or recovery rates; failure of plant, equipment or processes to operate as anticipated; accidents, labour disputes, other risks of the mining industry, delays in obtaining governmental approvals; our ability to obtain financing on acceptable terms or at all; and other factors as described in detail in the Company’s Annual Information Form and Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.